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                         INDEPENDENT AUDITOR'S CONSENT

We consent to the use of our report, dated February 7, 2003, appearing in this Annual Report on Form 10-KSB of Newnan Coweta Bancshares, Inc. for the year ended December 31, 2002.


                                                   /s/ Mauldin & Jenkins, LLC


Atlanta, Georgia
March 20, 2003